(BULL LOGO)
Merrill Lynch Investment Managers


Semi-Annual Report
November 30, 2001


Merrill Lynch
Disciplined
Equity Fund, Inc.


www.mlim.ml.com


This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.


Merrill Lynch Disciplined Equity Fund, Inc.
Box 9011
Princeton, NJ
08543-9011



Printed on post-consumer recycled paper



MERRILL LYNCH DISCIPLINED EQUITY FUND, INC.


Worldwide
Investments
As of 11/30/01


                                         Percent of
Ten Largest Equity Holdings              Net Assets

General Electric Company                     2.4%
The Kroger Co.                               2.3
Microsoft Corporation                        2.2
General Dynamics Corporation                 1.9
McKesson HBOC, Inc.                          1.9
Philip Morris Companies Inc.                 1.8
Wal-Mart Stores, Inc.                        1.8
Household International, Inc.                1.8
Pfizer Inc.                                  1.7
AOL Time Warner Inc.                         1.7


                                         Percent of
Breakdown of Stocks by Country          Net Assets++

United States                                95.4%
Canada                                       0.5
Netherlands                                  0.4

++Total may not equal 100%.


                                        Percent of
Five Largest Industries                  Net Assets

Banks                                        9.3%
Diversified Financials                       8.1
Pharmaceuticals                              7.2
Food & Drug Retailing                        5.9
Software                                     5.6



Merrill Lynch Disciplined Equity Fund, Inc., November 30, 2001


DEAR SHAREHOLDER


For the six months ended November 30, 2001, Merrill Lynch Disciplined Equity Fund Inc.'s Class A, Class B, Class C and Class D Shares had total returns of -8.25%, -8.72%, -8.71% and -8.30%, respectively. This compared with returns of -8.67% for the unmanaged Standard and Poor's 500 (S&P 500) Index and -8.91% for the unmanaged Russell 1000 Index for the same period. The Fund's peer group, the Lipper Multi Cap Core Average, had a total return of -9.43% for the same six-month period. (Fund results shown do not reflect sales charges and would be lower if sales charges were included. Complete performance information can be found on pages 4 and 5 of this report to shareholders.)


Investment Environment
For the six months ended November 30, 2001, market volatility remained at a dramatically high level as a result of increased political and economic uncertainty worldwide. During volatile periods, investors can easily lose sight of basic trends. Opinions quickly shift from too much optimism to too much bearishness. A whipsaw effect develops that tends to leave most investors taking too many losses over too short a period of time. Based on the conditions that caused this increase in volatility, we believe 2002 will see a more tame environment for equity investing. The market has priced in an economic recovery, and will likely move up only slightly on new positive data. Investors also seem to have already discounted a victory in the war against terrorism. In such an environment where the consensus is so rosy, we find ourselves somewhat cautious in our investment outlook. If the US economy remains sluggish past the first quarter of 2002, or if we hit any complications in our war against terrorism, the stock market is likely to give back at least some of its gains since late September.


Portfolio Matters
Since the Fund's inception in late June 1999, the environment for equity investing has been one of the most difficult and chaotic in recent memory. Massive crosscurrents of tight monetary policy and an expanding bubble in technology stocks gave way to looser monetary and fiscal policy and a collapse of technology stock prices. Our consistent adherence to core philosophies of only buying growing companies at reasonable prices allowed the Fund to perform credibly, despite the fact that for the last 18 months the general direction of share prices was down.

Starting in early 2001, falling interest rates set by the Federal Reserve Board and the anticipation of lower personal tax rates helped to stop the rout to the stock market with the NASDAQ falling more than 50% before showing some signs of life in the spring of 2001. Despite this recovery and while most of our companies performed at or close to expectations, any minor shortfalls were penalized severely, especially in the mid cap area. Our greatest concern is that investors believe that the economy is experiencing a "V" shaped downturn with a steep recovery to take place early in 2002. We do not believe that the economy has hit bottom, nor that the recovery will not exhibit a "U" shape and be less pronounced than many believe. A later-than-expected recovery or a less robust one will likely lead to corporate earnings being lower-than-expected and have a negative effect on share prices.

Our strategy in this environment was to find stocks that we believe possess low price-to-earnings ratios compared to their peers that have been exceeding earnings expectations and/or have had future earnings estimates raised recently. Large holdings in the range of 3% of total Fund assets included: General Electric Company, The Kroger Co., Microsoft Corporation, General Dynamics Corporation, McKesson HBOC, Inc. and Wal-Mart Stores, Inc.

Our portfolio construction is driven primarily by individual stock selection, but the Fund at November 30, 2001 was overweighted in financials and technology services, and underweighted in pharmaceuticals, manufacturing and telecommunications.


In Conclusion
We thank you for your investment in Merrill Lynch Disciplined Equity Fund, Inc., and we look forward to reviewing our investment strategy with you again in our next report to shareholders.



Sincerely,



(Terry K. Glenn)
Terry K. Glenn
President and Director



(James Ellman)
James Ellman
Vice President and Portfolio Manager



January 3, 2002



The Fund's transfer agency fee schedule has been amended. Under the revised schedule, the fees payable to Financial Data Services, Inc., the transfer agent for the Fund, now range from $16 to $23 per shareholder account (depending upon the level of service required) or 0.10%of account assets for certain accounts that participate in certain fee-based programs.



OFFICERS AND DIRECTORS


Terry K. Glenn, President and Director
M. Colyer Crum, Director
Laurie Simon Hodrick, Director
Stephen B. Swensrud, Director
J. Thomas Touchton, Director
Fred G. Weiss, Director
Robert C. Doll Jr., Senior Vice President
Donald C. Burke, Vice President and Treasurer
Phillip S. Gillespie, Secretary


Custodian
The Chase Manhattan Bank
Global Securities Services
4 Chase MetroTech Center, 18th Floor
Brooklyn, NY 11245


Transfer Agent
Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
(800) 637-3863



Merrill Lynch Disciplined Equity Fund, Inc., November 30, 2001


PERFORMANCE DATA


About Fund Performance


Investors are able to purchase shares of the fund through the Merrill Lynch Select Pricing SM System, which offers four pricing alternatives:

* Class A Shares incur a maximum initial sales charge (front-end load) of 5.25% and bear no ongoing distribution or account maintenance fees. Class A Shares are available only to eligible investors.

* Effective June 1, 2001, Class B Shares are subject to a maximum contingent deferred sales charge of 4% declining to 0% after six years. All Class B Shares purchased prior to June 1, 2001 will maintain the four-year schedule. In addition, Class B Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. These shares automatically convert to Class D Shares after approximately eight years. (There is no initial sales charge for automatic share conversions.)

* Class C Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

* Class D Shares incur a maximum initial sales charge of 5.25% and an account maintenance fee of 0.25% (but no distribution fee).

None of the past results shown should be considered a representation of future performance. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Figures shown in the "Recent Performance Results" and "Average Annual Total Return" tables assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.


Average Annual
Total Return


                                   % Return Without   % Return With
                                     Sales Charge     Sales Charge**
Class A Shares*

One Year Ended 9/30/01                    -13.18%        -17.74%
Inception (6/25/99) through 9/30/01        -2.72          -5.01

*Maximum sales charge is 5.25%.
**Assuming maximum sales charge.



                                         % Return        % Return
                                       Without CDSC    With CDSC**
Class B Shares*

One Year Ended 9/30/01                    -14.11%        -17.40%
Inception (6/25/99) through 9/30/01        -3.74          -4.97

*Maximum contingent deferred sales charge is 4% and is reduced to 0% after 6 years.
**Assuming payment of applicable contingent deferred sales charge.



                                         % Return        % Return
                                       Without CDSC    With CDSC**
Class C Shares*

One Year Ended 9/30/01                    -14.10%        -14.93%
Inception (6/25/99) through 9/30/01        -3.73%         -3.73%

*Maximum contingent deferred sales charge is 1% and is reduced to 0% after 1 year.
**Assuming payment of applicable contingent deferred sales charge.



                                   % Return Without   % Return With
                                     Sales Charge     Sales Charge**
Class D Shares*

One Year Ended 9/30/01                    -13.32%        -17.87%
Inception (6/25/99) through 9/30/01        -2.95          -5.23

*Maximum sales charge is 5.25%.
**Assuming maximum sales charge.


Recent
Performance
Results*

                                                       6-Month           12-Month       Since Inception
As of November 30, 2001                              Total Return      Total Return       Total Return
ML Disciplined Equity Fund, Inc. Class A Shares          -8.25%            -7.15%            +0.37%
ML Disciplined Equity Fund, Inc. Class B Shares          -8.72             -8.12             -2.14
ML Disciplined Equity Fund, Inc. Class C Shares          -8.71             -8.11             -2.14
ML Disciplined Equity Fund, Inc. Class D Shares          -8.30             -7.36             -0.23

*Investment results shown do not reflect sales charges; results shown would be lower if a sales charge was included. Total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. The
Fund commenced operations on 6/25/99.


SCHEDULE OF INVESTMENTS                                                                                     (in US dollars)

                                    Shares                                                                       Percent of
COUNTRY        Industries            Held                   Common Stocks                  Cost        Value     Net Assets
Canada         Aerospace &          40,000   Bombardier Inc. 'B'                       $    264,960   $    356,302     0.5%
               Defense
                                             Total Common Stocks in Canada                  264,960        356,302      0.5


Netherlands    Oil & Gas             5,000   Royal Dutch Petroleum Company
                                             (NY Registered Shares)                         243,328        241,700      0.4

                                             Total Common Stocks in the Netherlands         243,328        241,700      0.4


United         Aerospace &           5,600   The Boeing Company                             306,488        196,560      0.3
States         Defense              14,900   General Dynamics Corporation                 1,092,252      1,238,935      1.9
                                     7,100   Honeywell International Inc.                   267,635        235,294      0.4
                                     3,500   United Technologies Corporation                185,660        210,700      0.3
                                                                                       ------------   ------------    -----
                                                                                          1,852,035      1,881,489      2.9

               Automobiles           5,900   Harley-Davidson, Inc.                          293,466        310,222      0.5

               Banks                 8,600   Astoria Financial Corporation                  469,543        427,076      0.7
                                     5,000   Bank of America Corporation                    317,550        306,900      0.4
                                    22,000   Dime Bancorp, Inc.                             890,141        759,440      1.2
                                    20,000   Golden State Bancorp Inc.                      566,968        497,400      0.8
                                    14,000   Golden West Financial Corporation              717,893        723,800      1.1
                                    10,000   GreenPoint Financial Corp.                     378,408        358,400      0.6
                                    40,000   KeyCorp                                        873,800        916,000      1.4
                                    13,800   SouthTrust Corporation                         333,992        337,686      0.5
                                    14,400   Synovus Financial Corp.                        389,359        338,400      0.5
                                    25,900   Washington Mutual, Inc.                        813,072        810,152      1.3
                                    11,600   Wells Fargo Company                            507,545        496,480      0.8
                                                                                       ------------   ------------    -----
                                                                                          6,258,271      5,971,734      9.3

               Beverages            23,200   Anheuser-Busch Companies, Inc.                 894,590        999,920      1.6
                                     8,400   The Coca-Cola Company                          386,694        394,464      0.6
                                    15,200   PepsiCo, Inc.                                  700,121        739,176      1.1
                                                                                       ------------   ------------    -----
                                                                                          1,981,405      2,133,560      3.3


Merrill Lynch Disciplined Equity Fund, Inc., November 30, 2001


SCHEDULE OF INVESTMENTS (continued)                                                                         (in US dollars)

                                    Shares                                                                       Percent of
COUNTRY        Industries            Held                   Common Stocks                  Cost        Value     Net Assets
United         Commercial            6,000   ++Career Education Corporation            $    173,640   $    187,620     0.3%
States         Services &           13,800   First Data Corporation                         856,547      1,010,712      1.6
(continued)    Supplies                                                                ------------   ------------    -----
                                                                                          1,030,187      1,198,332      1.9

               Communications       39,300   ++Cisco Systems, Inc.                          744,564        802,899      1.3
               Equipment            45,700   Lucent Technologies Inc.                       346,405        334,524      0.5
                                                                                       ------------   ------------    -----
                                                                                          1,090,969      1,137,423      1.8

               Computers &          22,400   ++Dell Computer Corporation                    587,935        625,408      1.0
               Peripherals          20,000   ++EMC Corporation                              259,000        335,800      0.5
                                    10,000   Hewlett-Packard Company                        162,300        219,900      0.4
                                     6,200   International Business Machines
                                             Corporation                                    654,487        716,658      1.1
                                    31,800   ++Sun Microsystems, Inc.                       426,216        452,832      0.7
                                                                                       ------------   ------------    -----
                                                                                          2,089,938      2,350,598      3.7

               Diversified          12,000   Ambac Financial Group, Inc.                    552,720        672,960      1.1
               Financials           13,600   American Express Company                       546,440        447,576      0.7
                                     8,100   Capital One Financial Corporation              438,518        405,243      0.6
                                    18,000   Citigroup Inc.                                 873,673        862,200      1.3
                                    15,500   Federal Home Loan Mortgage Association         774,710      1,025,635      1.6
                                     8,000   Federal National Mortgage Association          490,860        628,800      1.0
                                    19,300   Household International, Inc.                1,072,860      1,138,507      1.8
                                                                                       ------------   ------------    -----
                                                                                          4,749,781      5,180,921      8.1

               Diversified          24,300   SBC Communications Inc.                      1,032,858        908,334      1.4
               Telecommunication    15,200   Verizon Communications                         827,075        714,400      1.1
               Services                                                                ------------   ------------    -----
                                                                                          1,859,933      1,622,734      2.5

               Electric             24,900   ++Calpine Corporation                        1,074,952        536,844      0.8
               Utilities

               Electrical           16,700   Rockwell International Corporation             256,679        275,550      0.4
               Equipment

               Energy Equipment      2,400   Schlumberger Limited                           156,297        115,224      0.2
               & Service

               Food & Drug          12,000   Albertson's, Inc.                              379,070        402,720      0.6
               Retailing            58,100   ++The Kroger Co.                             1,478,295      1,471,092      2.3
                                    34,600   SYSCO Corporation                              930,840        850,814      1.3
                                    19,300   Walgreen Co.                                   779,844        636,900      1.0
                                    30,000   Winn-Dixie Stores, Inc.                        361,245        411,300      0.7
                                                                                       ------------   ------------    -----
                                                                                          3,929,294      3,772,826      5.9

               Food Products        11,000   ConAgra, Inc.                                  248,127        252,670      0.4
                                    10,000   Ralston-Ralston Purina Group                   328,000        331,300      0.5
                                     9,500   Wm. Wrigley Jr. Company                        446,595        480,130      0.8
                                                                                       ------------   ------------    -----
                                                                                          1,022,722      1,064,100      1.7

               Gas Utilities         7,600   El Paso Corporation                            561,640        338,200      0.5

               Health Care          17,400   Baxter International Inc.                      779,022        904,800      1.4
               Equipment &          11,000   C.R. Bard, Inc.                                619,885        693,880      1.1
               Supplies                                                                ------------   ------------    -----
                                                                                          1,398,907      1,598,680      2.5

               Health Care           6,000   ++Anthem, Inc.                                 216,000        305,100      0.5
               Providers &           6,200   Cardinal Health, Inc.                          299,011        423,584      0.6
               Services              5,300   HCA - The Healthcare Corporation               196,683        205,587      0.3
                                    32,100   McKesson HBOC, Inc.                          1,162,700      1,196,367      1.9
                                     3,400   ++Tenet Healthcare Corporation                 172,557        204,000      0.3
                                    12,500   UnitedHealth Group Incorporated                672,231        893,125      1.4
                                                                                       ------------   ------------    -----
                                                                                          2,719,182      3,227,763      5.0

               Hotels,              10,400   ++International Game Technology                566,225        644,696      1.0
               Restaurants
               & Leisure

               Household             9,200   Lennar Corporation                             318,217        342,240      0.6
               Durables              6,000   ++Mohawk Industries, Inc.                      267,929        275,160      0.4
                                                                                       ------------   ------------    -----
                                                                                            586,146        617,400      1.0

               Household            11,300   Colgate-Palmolive Company                      679,469        659,468      1.0
               Products              8,500   The Procter & Gamble Company                   587,860        658,410      1.0
                                                                                       ------------   ------------    -----
                                                                                          1,267,329      1,317,878      2.0

               IT Consulting &       3,000   ++Affiliated Computer Services, Inc.
               Services                      (Class A)                                      228,510        280,140      0.4
                                    13,700   Electronic Data Systems Corporation            778,923        948,314      1.5
                                    11,900   ++Sungard Data Systems Inc.                    213,138        333,914      0.5
                                                                                       ------------   ------------    -----
                                                                                          1,220,571      1,562,368      2.4

               Industrial           39,900   General Electric Company                     1,516,113      1,536,150      2.4
               Conglomerates        12,000   Tyco International Ltd.                        693,720        705,600      1.1
                                                                                       ------------   ------------    -----
                                                                                          2,209,833      2,241,750      3.5

               Insurance            12,387   American International Group, Inc.             829,622      1,020,689      1.6
                                    24,700   ++John Hancock Financial Services, Inc.        771,971        971,698      1.5
                                    20,300   ++MetLife, Inc.                                601,810        556,829      0.9
                                                                                       ------------   ------------    -----
                                                                                          2,203,403      2,549,216      4.0

               Media                30,900   ++AOL Time Warner Inc.                       1,313,133      1,078,410      1.7
                                    22,000   The Walt Disney Company                        419,140        450,340      0.7
                                                                                       ------------   ------------    -----
                                                                                          1,732,273      1,528,750      2.4

               Multi-Utilities       7,700   The Williams Companies, Inc.                   296,536        205,744      0.3

               Multiline Retail      5,500   ++Kohl's Corporation                           366,790        373,175      0.6
                                    11,000   Sears, Roebuck & Co.                           505,560        500,610      0.8
                                    21,200   Wal-Mart Stores, Inc.                        1,104,059      1,169,180      1.8
                                                                                       ------------   ------------    -----
                                                                                          1,976,409      2,042,965      3.2

               Oil & Gas             9,317   ChevronTexaco Corporation                      815,003        792,038      1.2
                                    25,600   Exxon Mobil Corporation                      1,047,716        957,440      1.5
                                     7,400   ++Stone Energy Corporation                     377,624        263,810      0.4
                                                                                       ------------   ------------    -----
                                                                                          2,240,343      2,013,288      3.1

               Pharmaceuticals       6,600   American Home Products Corporation             401,478        396,660      0.6
                                     5,400   ++AmerisourceBergen Corporation                255,092        321,246      0.5
                                     8,150   Bristol-Myers Squibb Company                   430,943        438,144      0.7
                                     6,600   Eli Lilly and Company                          495,341        545,622      0.9
                                    14,300   Johnson & Johnson                              696,839        832,975      1.3
                                    13,166   ++King Pharmaceuticals, Inc.                   520,405        524,534      0.8
                                     7,200   Merck & Co., Inc.                              539,854        487,800      0.7
                                    25,000   Pfizer Inc.                                    899,172      1,082,750      1.7
                                                                                       ------------   ------------    -----
                                                                                          4,239,124      4,629,731      7.2


Merrill Lynch Disciplined Equity Fund, Inc., November 30, 2001


SCHEDULE OF INVESTMENTS (concluded)                                                                         (in US dollars)

                                    Shares                                                                       Percent of
COUNTRY        Industries            Held                   Common Stocks                  Cost        Value     Net Assets
United         Semiconductor        27,500   ++Advanced Micro Devices, Inc.            $    816,790   $    372,900     0.6%
States         Equipment             5,000   ++Applied Materials, Inc.                      181,600        198,550      0.3
(concluded)    & Products           26,400   Intel Corporation                              710,698        861,960      1.3
                                     4,500   ++Micron Technology, Inc.                      190,395        122,220      0.2
                                                                                       ------------   ------------    -----
                                                                                          1,899,483      1,555,630      2.4

               Software             29,300   Computer Associates International, Inc.        998,854        974,811      1.5
                                    21,900   ++Microsoft Corporation                      1,261,114      1,405,980      2.2
                                    40,000   ++Oracle Corporation                           608,100        560,800      0.9
                                    30,000   ++Siebel Systems, Inc.                         574,149        670,800      1.0
                                                                                       ------------   ------------    -----
                                                                                          3,442,217      3,612,391      5.6

               Specialty Retail     25,000   ++Hollywood Entertainment Corporation          400,678        372,500      0.6
                                     7,000   The Home Depot, Inc.                           325,920        326,620      0.5
                                    14,600   Lowe's Companies, Inc.                         357,053        661,526      1.0
                                    12,800   The TJX Companies, Inc.                        394,175        482,432      0.8
                                                                                       ------------   ------------    -----
                                                                                          1,477,826      1,843,078      2.9

               Tobacco              25,100   Philip Morris Companies Inc.                 1,182,897      1,183,967      1.8
                                     8,000   UST Inc.                                       264,960        287,200      0.5
                                                                                       ------------   ------------    -----
                                                                                          1,447,857      1,471,167      2.3

               Wireless             53,000   ++Nextel Communications, Inc.
               Telecommunication             (Class A)                                      528,510        567,100      0.9
               Services              6,000   ++Sprint Corp. (PCS Group)                     140,760        149,700      0.2
                                                                                       ------------   ------------    -----
                                                                                            669,270        716,800      1.1

                                             Total Common Stocks in the United States    59,800,503     61,269,052     95.4

                                             Total Investments in Common Stocks          60,308,791     61,867,054     96.3


                                     Face
                                    Amount              Short-Term Securities
United         Commercial    US$   490,000   General Motors Acceptance Corp., 2.23%
States         Paper*                        due 12/03/2001                                 489,939        489,939      0.8

               US Government     2,000,000   Fannie Mae, 1.90% due 12/13/2001             1,998,733      1,998,733      3.1
               Agency
               Obligations*

                                             Total Investments in Short-Term
                                             Securities                                   2,488,672      2,488,672      3.9


               Total Investments                                                       $ 62,797,463     64,355,726    100.2
                                                                                       ============
               Liabilities in Excess of Other Assets                                                     (125,060)    (0.2)
                                                                                                      ------------   ------
               Net Assets                                                                             $ 64,230,666   100.0%
                                                                                                      ============   ======


*Commercial Paper and certain US Government Agency Obligations are traded on a discount basis; the interest rates shown reflect the discount rates paid at the time of purchase by the Fund.
++Non-income producing security.

See Notes to Financial Statements.


STATEMENT OF ASSETS AND LIABILITIES


                As of November 30, 2001
Assets:         Investments, at value (identified cost--$62,797,463)                                           $ 64,355,726
                Cash                                                                                                    518
                Receivables:
                   Capital shares sold                                                       $    138,224
                   Dividends                                                                       96,326           234,550
                                                                                             ------------
                Prepaid registration fees and other assets                                                           98,509
                                                                                                               ------------
                Total assets                                                                                     64,689,303
                                                                                                               ------------

Liabilities:    Payables:
                   Capital shares redeemed                                                        295,864
                   Distributor                                                                     43,998
                   Investment adviser                                                              31,992           371,854
                                                                                             ------------
                Accrued expenses                                                                                     86,783
                                                                                                               ------------
                Total liabilities                                                                                   458,637
                                                                                                               ------------

Net Assets:     Net assets                                                                                     $ 64,230,666
                                                                                                               ============

Net Assets      Class A Shares of Common Stock, $.10 par value, 100,000,000
Consist of:     shares authorized                                                                              $     54,610
                Class B Shares of Common Stock, $.10 par value, 100,000,000
                shares authorized                                                                                   455,290
                Class C Shares of Common Stock, $.10 par value, 100,000,000
                shares authorized                                                                                    95,227
                Class D Shares of Common Stock, $.10 par value, 100,000,000
                shares authorized                                                                                    72,845
                Paid-in capital in excess of par                                                                 66,470,739
                Accumulated investment loss--net                                                                  (319,963)
                Accumulated realized capital losses on investments and foreign currency
                transactions--net                                                                               (4,156,345)
                Unrealized appreciation on investments--net                                                       1,558,263
                                                                                                               ------------
                Net assets                                                                                     $ 64,230,666
                                                                                                               ============

Net Asset       Class A--Based on net assets of $5,286,402 and 546,095 shares outstanding                      $       9.68
Value:                                                                                                         ============
                Class B--Based on net assets of $42,955,090 and 4,552,899 shares outstanding                   $       9.43
                                                                                                               ============
                Class C--Based on net assets of $8,982,024 and 952,268 shares outstanding                      $       9.43
                                                                                                               ============
                Class D--Based on net assets of $7,007,150 and 728,453 shares outstanding                      $       9.62
                                                                                                               ============

See Notes to Financial Statements.


Merrill Lynch Disciplined Equity Fund, Inc., November 30, 2001


STATEMENT OF OPERATIONS


                For the Six Months Ended November 30, 2001
Investment      Dividends (net of $18 foreign withholding tax)                                                 $    337,654
Income:         Interest                                                                                             65,283
                                                                                                               ------------
                Total income                                                                                        402,937
                                                                                                               ------------

Expenses:       Account maintenance and distribution fees--Class B                           $    230,164
                Investment advisory fees                                                          223,761
                Account maintenance and distribution fees--Class C                                 46,814
                Registration fees                                                                  41,204
                Professional fees                                                                  36,975
                Transfer agent fees--Class B                                                       27,206
                Accounting services                                                                26,597
                Directors' fees and expenses                                                       24,806
                Printing and shareholder reports                                                   22,664
                Custodian fees                                                                     14,216
                Account maintenance fees--Class D                                                   9,663
                Transfer agent fees--Class C                                                        6,018
                Transfer agent fees--Class D                                                        3,660
                Transfer agent fees--Class A                                                        2,728
                Other                                                                               6,424
                                                                                             ------------
                Total expenses                                                                                      722,900
                                                                                                               ------------
                Investment loss--net                                                                              (319,963)
                                                                                                               ------------

Realized &      Realized gain (loss)on:
Unrealized         Investments--net                                                           (3,136,265)
Gain (Loss) on     Foreign currency transactions--net                                               1,926       (3,134,339)
Investments &                                                                                ------------
Foreign         Change in unrealized appreciation on investments--net                                           (3,290,911)
Currency                                                                                                       ------------
Transactions    Net Decrease in Net Assets Resulting from Operations                                           $(6,745,213)
--Net:                                                                                                         ============

See Notes to Financial Statements.


STATEMENTS OF CHANGES IN NET ASSETS

                                                                                           For the Six          For the
                                                                                           Months Ended        Year Ended
                                                                                           November 30,         May 31,
                Increase (Decrease) in Net Assets:                                             2001               2001
Operations:     Investment loss--net                                                        $   (319,963)      $  (831,964)
                Realized gain (loss) on investments and foreign currency
                transactions--net                                                             (3,134,339)         3,830,751
                Change in unrealized appreciation on investments--net                         (3,290,911)       (1,275,613)
                                                                                            -------------      ------------
                Net increase (decrease) in net assets resulting from operations               (6,745,213)         1,723,174
                                                                                            -------------      ------------

Distributions   Realized gain on investments--net:
to                 Class A                                                                      (216,081)                --
Shareholders:      Class B                                                                    (1,733,160)                --
                   Class C                                                                      (351,204)                --
                   Class D                                                                      (294,391)                --
                                                                                            -------------      ------------
                Net decrease in net assets resulting from distributions to
                shareholders                                                                  (2,594,836)                --
                                                                                            -------------      ------------

Capital Share   Net decrease in net assets derived from capital share transactions            (4,845,003)       (8,051,633)
Transactions:                                                                               -------------      ------------

Net Assets:     Total decrease in net assets                                                 (14,185,052)       (6,328,459)
                Beginning of period                                                            78,415,718        84,744,177
                                                                                            -------------      ------------
                End of period*                                                              $  64,230,666      $ 78,415,718
                                                                                            =============      ============

                *Accumulated investment loss--net                                           $   (319,963)                --
                                                                                            =============      ============

See Notes to Financial Statements.


Merrill Lynch Disciplined Equity Fund, Inc., November 30, 2001


FINANCIAL HIGHLIGHTS

The following per share data and ratios                                                          Class A
have been derived from information                                            For the Six        For the      For the Period
provided in the financial statements.                                         Months Ended      Year Ended   June 25, 1999++
                                                                              November 30,       May 31,        to May 31,
Increase (Decrease) in Net Asset Value:                                           2001             2001            2000
Per Share       Net asset value, beginning of period                            $    10.94      $    10.59       $    10.00
Operating                                                                       ----------      ----------       ----------
Performance:    Investment loss--net                                              --**++++         (.02)**            (.03)
                Realized and unrealized gain (loss) on investments
                and foreign currency transactions--net                               (.89)             .37              .62
                                                                                ----------      ----------       ----------
                Total from investment operations                                     (.89)             .35              .59
                                                                                ----------      ----------       ----------
                Less distributions from realized gain on investments--net            (.37)              --               --
                                                                                ----------      ----------       ----------
                Net asset value, end of period                                  $     9.68      $    10.94       $    10.59
                                                                                ==========      ==========       ==========

Total           Based on net asset value per share                              (8.25%)+++           3.31%         5.90%+++
Investment                                                                      ==========      ==========       ==========
Return:***

Ratios to       Expenses                                                            1.25%*           1.22%           1.34%*
Average                                                                         ==========      ==========       ==========
Net Assets:     Investment loss--net                                               (.08%)*          (.16%)          (.31%)*
                                                                                ==========      ==========       ==========

Supplemental    Net assets, end of period (in thousands)                        $    5,287      $    6,436       $    6,420
Data:                                                                           ==========      ==========       ==========
                Portfolio turnover                                                  64.25%         197.33%          113.76%
                                                                                ==========      ==========       ==========

*Annualized.
**Based on average shares outstanding.
***Total investment returns exclude the effects of sales charges.
++Commencement of operations.
++++Amount is less than $.01 per share.
+++Aggregate total investment return.

See Notes to Financial Statements.


FINANCIAL HIGHLIGHTS (continued)

The following per share data and ratios                                                          Class B
have been derived from information                                            For the Six        For the      For the Period
provided in the financial statements.                                         Months Ended      Year Ended   June 25, 1999++
                                                                              November 30,       May 31,        to May 31,
Increase (Decrease) in Net Asset Value:                                           2001             2001            2000
Per Share       Net asset value, beginning of period                            $    10.72      $    10.49       $    10.00
Operating                                                                       ----------      ----------       ----------
Performance:    Investment loss--net                                               (.05)**         (.13)**            (.14)
                Realized and unrealized gain (loss) on investments
                and foreign currency transactions--net                               (.87)             .36              .63
                                                                                ----------      ----------       ----------
                Total from investment operations                                     (.92)             .23              .49
                                                                                ----------      ----------       ----------
                Less distributions from realized gain on investments--net            (.37)              --               --
                                                                                ----------      ----------       ----------
                Net asset value, end of period                                  $     9.43      $    10.72       $    10.49
                                                                                ==========      ==========       ==========

Total           Based on net asset value per share                              (8.72%)+++           2.19%         4.90%+++
Investment                                                                      ==========      ==========       ==========
Return:***

Ratios to       Expenses                                                            2.27%*           2.23%           2.36%*
Average                                                                         ==========      ==========       ==========
Net Assets:     Investment loss--net                                              (1.10%)*         (1.18%)         (1.36%)*
                                                                                ==========      ==========       ==========

Supplemental    Net assets, end of period (in thousands)                        $   42,955      $   52,373       $   56,455
Data:                                                                           ==========      ==========       ==========
                Portfolio turnover                                                  64.25%         197.33%          113.76%
                                                                                ==========      ==========       ==========

*Annualized.
**Based on average shares outstanding.
***Total investment returns exclude the effects of sales charges.
++Commencement of operations.
+++Aggregate total investment return.

See Notes to Financial Statements.


Merrill Lynch Disciplined Equity Fund, Inc., November 30, 2001


FINANCIAL HIGHLIGHTS (continued)

The following per share data and ratios                                                          Class C
have been derived from information                                            For the Six        For the      For the Period
provided in the financial statements.                                         Months Ended      Year Ended   June 25, 1999++
                                                                              November 30,       May 31,        to May 31,
Increase (Decrease) in Net Asset Value:                                           2001             2001            2000
Per Share       Net asset value, beginning of period                            $    10.72      $    10.48       $    10.00
Operating                                                                       ----------      ----------       ----------
Performance:    Investment loss--net                                               (.05)**         (.13)**            (.15)
                Realized and unrealized gain (loss) on investments
                and foreign currency transactions--net                               (.87)             .37              .63
                                                                                ----------      ----------       ----------
                Total from investment operations                                     (.92)             .24              .48
                                                                                ----------      ----------       ----------
                Less distributions from realized gain on investments--net            (.37)              --               --
                                                                                ----------      ----------       ----------
                Net asset value, end of period                                  $     9.43      $    10.72       $    10.48
                                                                                ==========      ==========       ==========

Total           Based on net asset value per share                              (8.71%)+++           2.29%         4.80%+++
Investment                                                                      ==========      ==========       ==========
Return:***

Ratios to       Expenses                                                            2.28%*           2.24%           2.37%*
Average                                                                         ==========      ==========       ==========
Net Assets:     Investment loss--net                                              (1.11%)*         (1.19%)         (1.36%)*
                                                                                ==========      ==========       ==========

Supplemental    Net assets, end of period (in thousands)                        $    8,982      $   10,353       $   11,488
Data:                                                                           ==========      ==========       ==========
                Portfolio turnover                                                  64.25%         197.33%          113.76%
                                                                                ==========      ==========       ==========

*Annualized.
**Based on average shares outstanding.
***Total investment returns exclude the effects of sales charges.
++Commencement of operations.
+++Aggregate total investment return.

See Notes to Financial Statements.


FINANCIAL HIGHLIGHTS (concluded)

The following per share data and ratios                                                          Class D
have been derived from information                                            For the Six        For the      For the Period
provided in the financial statements.                                         Months Ended      Year Ended   June 25, 1999++
                                                                              November 30,       May 31,        to May 31,
Increase (Decrease) in Net Asset Value:                                           2001             2001            2000
Per Share       Net asset value, beginning of period                            $    10.88      $    10.56       $    10.00
Operating                                                                       ----------      ----------       ----------
Performance:    Investment loss--net                                               (.02)**         (.04)**            (.06)
                Realized and unrealized gain (loss) on investments
                and foreign currency transactions--net                               (.87)             .36              .62
                                                                                ----------      ----------       ----------
                Total from investment operations                                     (.89)             .32              .56
                                                                                ----------      ----------       ----------
                Less distributions from realized gain on investments--net            (.37)              --               --
                                                                                ----------      ----------       ----------
                Net asset value, end of period                                  $     9.62      $    10.88       $    10.56
                                                                                ==========      ==========       ==========

Total           Based on net asset value per share                              (8.30%)+++           3.03%         5.60%+++
Investment                                                                      ==========      ==========       ==========
Return:***

Ratios to       Expenses                                                            1.49%*           1.46%           1.59%*
Average                                                                         ==========      ==========       ==========
Net Assets:     Investment loss--net                                               (.33%)*          (.42%)          (.58%)*
                                                                                ==========      ==========       ==========

Supplemental    Net assets, end of period (in thousands)                        $    7,007      $    9,254       $   10,381
Data:                                                                           ==========      ==========       ==========
                Portfolio turnover                                                  64.25%         197.33%          113.76%
                                                                                ==========      ==========       ==========

*Annualized.
**Based on average shares outstanding.
***Total investment returns exclude the effects of sales charges.
++Commencement of operations.
+++Aggregate total investment return.

See Notes to Financial Statements.



Merrill Lynch Disciplined Equity Fund, Inc., November 30, 2001


NOTES TO FINANCIAL STATEMENTS


1. Significant Accounting Policies:
Merrill Lynch Disciplined Equity Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. These unaudited financial statements reflect all adjustments, which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal, recurring nature. The Fund offers four classes of shares under the Merrill Lynch Select Pricing SM System. Shares of Class A and Class D are sold with a front-end sales charge. Shares of Class B and Class C may be subject to a contingent deferred sales charge. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class B, Class C and Class D Shares bear certain expenses related to the account maintenance of such shares, and Class B and Class C Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Portfolio securities that are traded on stock exchanges are valued at the last sale price on the exchange on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Securities traded in the over-the-counter market are valued at the last available bid price prior to the time of valuation. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated by or under the authority of the Board of Directors as the primary market. Securities that are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the-counter market, valuation is the last asked price (options written) or the last bid price (options purchased). Short-term securities are valued at amortized cost, which approximates market value. Other investments, including futures contracts and related options, are stated at market value. Securities and assets for which market value quotations are not available are valued at their fair value as determined in good faith by or under the direction of the Fund's Board of Directors.

(b) Foreign currency transactions--Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets or liabilities expressed in foreign currencies into US dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments.

(c) Derivative financial instruments--The Fund may engage in various portfolio investment strategies to increase or decrease the level of risk to which the Fund is exposed more quickly and efficiently than transactions in other types of instruments. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

* Forward foreign exchange contracts--The Fund is authorized to enter into forward foreign exchange contracts as a hedge against either specific transactions or portfolio positions. Such contracts are not entered on the Fund's records. However, the effect on operations is recorded from the date the Fund enters into such contracts.

* Options--The Fund is authorized to write and purchase call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written.

When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

(d) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest and capital gains at various rates.

(e) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund has determined the ex-dividend date. Interest income is recognized on the accrual basis.

(f) Prepaid registration fees--Prepaid registration fees are charged to expense as the related shares are issued.

(g) Dividends and distributions--Dividends and distributions paid by the Fund are recorded on the ex-dividend dates.


2. Investment Advisory Agreement and Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Merrill Lynch Investment Managers, L.P. ("MLIM"). The general partner of MLIM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. The Fund has also entered into a Distribution Agreement and Distribution Plans with FAM Distributors, Inc. ("FAMD" or the "Distributor"), which is a wholly-owned subsidiary of Merrill Lynch Group, Inc.

MLIM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. As compensation for its services to the Fund, MLIM receives monthly compensation at the annual rate of .65% of the average daily net assets of the Fund.

Pursuant to the Distribution Plans adopted by the Fund in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor ongoing account maintenance and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:


                                 Account         Distribution
                             Maintenance Fee         Fee

Class B                            .25%              .75%
Class C                            .25%              .75%
Class D                            .25%                --


Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), a subsidiary of
ML & Co., also provides account maintenance and distribution services to the Fund. The ongoing account maintenance fee compensates the Distributor and MLPF&S for providing account maintenance services to Class B, Class C and Class D shareholders. The ongoing distribution fee compensates the Distributor and MLPF&S for providing shareholder and distribution-related services to Class B and Class C shareholders.

For the six months ended November 30, 2001, FAMD earned underwriting discounts and MLPF&S earned dealer concessions on sales of the Fund's Class D Shares as follows:


                                   FAMD             MLPF&S

Class D                            $268             $5,662


For the six months ended November 30, 2001, MLPF&S received contingent deferred sales charges of $79,284 and $976 relating to transactions in Class B and Class C Shares, respectively.

In addition, MLPF&S received $15,446 in commissions on the execution of portfolio security transactions for the Fund for the six months ended November 30, 2001.

Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

For the six months ended November 30, 2001, the Fund reimbursed MLIM $3,490 for certain accounting services.

Certain officers and/or directors of the Fund are officers and/or directors of MLIM, PSI, FDS, FAMD, and/or ML & Co.



Merrill Lynch Disciplined Equity Fund, Inc., November 30, 2001


NOTES TO FINANCIAL STATEMENTS (concluded)


3. Investments:
Purchases and sales of investments, excluding short-term securities, for the six months ended November 30, 2001 were $41,858,182 and $48,824,219, respectively.

Net realized gains (losses) for the six months ended November 30, 2001 and net unrealized gains as of November 30, 2001 were as follows:


                                     Realized        Unrealized
                                  Gains (Losses)       Gains

Long-term investments            $ (3,136,265)    $   1,558,263
Foreign currency transactions            1,926               --
                                 -------------    -------------
Total                            $ (3,134,339)    $   1,558,263
                                 =============    =============


As of November 30, 2001, net unrealized appreciation for Federal income tax purposes aggregated $1,558,263, of which $4,756,940 related to appreciated securities and $3,198,677 related to depreciated securities. At November 30, 2001, the aggregate cost of investments for Federal income tax purposes was $62,797,463.


4. Capital Share Transactions:
The net decrease in net assets derived from capital share transactions were $4,845,003 and $8,051,633 for the six months ended November 30, 2001 and for the year ended May 31, 2001, respectively.

Transactions in shares for each class were as follows:


Class A Shares for the Six Months                        Dollar
Ended November 30, 2001                   Shares         Amount

Shares sold                               61,997    $     610,337
Shares issued to shareholders in
reinvestment of distributions             19,929          199,290
                                     -----------    -------------
Total issued                              81,926          809,627
Shares redeemed                        (124,216)      (1,205,226)
                                     -----------    -------------
Net decrease                            (42,290)    $   (395,599)
                                     ===========    =============



Class A Shares for the Year                              Dollar
Ended May 31, 2001                        Shares         Amount

Shares sold                              449,288    $   4,871,087
Shares redeemed                        (467,366)      (4,987,155)
                                     -----------    -------------
Net decrease                            (18,078)    $   (116,068)
                                     ===========    =============



Class B Shares for the Six Months                        Dollar
Ended November 30, 2001                   Shares         Amount

Shares sold                              172,338    $   1,660,482
Shares issued to shareholders in
reinvestment of distributions            151,464        1,481,320
                                     -----------    -------------
Total issued                             323,802        3,141,802
Shares redeemed                        (636,817)      (6,111,039)
Automatic conversion of shares          (18,021)        (171,108)
                                     -----------    -------------
Net decrease                           (331,036)    $ (3,140,345)
                                     ===========    =============



Class B Shares for the Year                              Dollar
Ended May 31, 2001                        Shares         Amount

Shares sold                              898,784    $   9,644,885
Shares redeemed                      (1,360,091)     (14,411,409)
Automatic conversion of shares          (38,879)        (413,378)
                                     -----------    -------------
Net decrease                           (500,186)    $ (5,179,902)
                                     ===========    =============



Class C Shares for the Six Months                        Dollar
Ended November 30, 2001                   Shares         Amount

Shares sold                              110,252    $   1,072,626
Shares issued to shareholders in
reinvestment of distributions             31,067          303,527
                                     -----------    -------------
Total issued                             141,319        1,376,153
Shares redeemed                        (154,600)      (1,485,675)
                                     -----------    -------------
Net decrease                            (13,281)    $   (109,522)
                                     ===========    =============



Class C Shares for the Year                              Dollar
Ended May 31, 2001                        Shares         Amount

Shares sold                              333,883    $   3,594,545
Shares redeemed                        (464,065)      (4,936,478)
                                     -----------    -------------
Net decrease                           (130,182)    $ (1,341,933)
                                     ===========    =============



Class D Shares for the Six Months                        Dollar
Ended November 30, 2001                   Shares         Amount

Shares sold                               31,752    $     312,834
Automatic conversion of shares            17,695          171,108
Shares issued to shareholders in
reinvestment of distributions             25,157          250,056
                                     -----------    -------------
Total issued                              74,604          733,998
Shares redeemed                        (196,343)      (1,933,535)
                                     -----------    -------------
Net decrease                           (121,739)    $ (1,199,537)
                                     ===========    =============



Class D Shares for the Year                              Dollar
Ended May 31, 2001                        Shares         Amount

Shares sold                              150,356    $   1,634,875
Automatic conversion of shares            38,470          413,378
                                     -----------    -------------
Total issued                             188,826        2,048,253
Shares redeemed                        (321,587)      (3,461,983)
                                     -----------    -------------
Net decrease                           (132,761)    $ (1,413,730)
                                     ===========    =============



6. Short-Term Borrowings:
The Fund, along with certain other funds managed by MLIM and its affiliates, is a party to a $1,000,000,000 credit agreement with Bank One, N.A. and certain other lenders. The Fund may borrow under the credit agreement to fund shareholder redemptions and for other lawful purposes other than for leverage. The Fund may borrow up to the maximum amount allowable under the Fund's current prospectus and statement of additional information, subject to various other legal, regulatory or contractual limits. The Fund pays a commitment fee of
 .09% per annum based on the Fund's pro rata share of the unused portion of the credit agreement. Amounts borrowed under the credit agreement bear interest at a rate equal to, at each fund's election, the Federal Funds rate plus .50% or a base rate as determined by Bank One, N.A. The Fund did not borrow under the credit agreement during the six months ended November 30, 2001. On November 30, 2001, the credit agreement was renewed for one year.